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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Registration Statement of Rhino Resource Partners, L.P. on Form S-1 of our report dated February 20, 2004 on the consolidated financial statements of CAM Holdings LLC, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/  CROWE CHIZEK AND COMPANY LLC

Lexington, Kentucky
April 17, 2006

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM